Exhibit 99.1

CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS
CASE NUMBER: 08-35994
JUDGE: Kevin R. Huennekens

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: MAY 31, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I

DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING

MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-8) AND

THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE

DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER

(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH

PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

G. WILLIAM EVANS	July 16, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF PREPARER	TITLE

G. WILLIAM EVANS	July 16, 2009
PRINTED NAME OF PREPARER	DATE

LANDAMERICA FINANCIAL GROUP

NOTES TO THE MONTHLY OPERATING REPORT

MONTH ENDING: MAY 31, 2009

1.	The accompanying financial statements as presented are not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.

While the Debtor and its professionals have made every reasonable effort to ensure that the Debtor’s Monthly Operating Reports are accurate and complete, based upon information that was available to them at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information and/or further review and analysis of the Debtor’s books and records may result in changes to financial data and other information contained in the Monthly Operating Reports. Moreover, because the Monthly Operating Reports contain unaudited information which is subject to further review and potential adjustment, the Debtor and its agents, attorneys and financial advisors cannot guarantee or warrant the accuracy or completeness of the data that is provided herein.

3.

The preparation of the Monthly Operating Reports required the Debtor and its agents, attorneys and financial advisors to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Without prior notice, the Debtor may amend its Monthly Operating Reports as it deems necessary and appropriate to reflect material changes, if any, that arise during the pendency of its chapter 11 case. The Debtor, therefore, reserves the right to amend the Monthly Operating Reports in all respects as may be necessary or appropriate, including, but not limited to, the right to assert offsets or defenses to, or to dispute, any claim reflected on the Monthly Operating Reports. Furthermore, nothing contained in the Monthly Operating Reports shall constitute a waiver of the Debtor’s rights with respect to its chapter 11 case.

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-1
Balance Sheet
As of May 31, 2009
Case No: 08-35994
($ thousands)

Assets

Cash	$80,712
Notes:
Fidelity National Title	50,000
Other	12,957

Investments:
Fidelity National Title stock	53,590
Short Term Investments	-

Taxes receivable	21,856
Property and equipment, net	15,122
Title Plants	945
Other assets	79,354
Investments in subsidiaries and consolidated joint ventures	649,582
Intercompany receivable	252,958

Total Assets	$1,217,076

Liabilities

Accounts payable and accrued liabilities	$17,813
Liabilities subject to compromise	484,116

Total Liabilities	501,929

Total Shareholders’ Equity	715,147

Total Liabilities and Shareholders’ Equity	$1,217,076

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-2
Statement of Operations
Case No: 08-35994
($ thousands)

	May ‘09	Cumulative Case to Date
Revenue
Investment and other income	$151	$1,615
Valuation adjustment related to Fidelity National Title stock	(13,310)	3,526

Total Revenue	(13,159)	5,142

Expenses
General, administrative and other expenses	1,599	251
Professional fees	4,211	22,784
Impairment of assets and other non-cash adjustments (1)	(9,240)	(9,240)
Depreciation and amortization	320	1,990
Interest Expense (2)	-	250
Loss (Gain) on disposal of subsidiaries (3)	(157)	759,503

Total Expenses	(3,266)	775,539

Net Loss before income taxes	(9,893)	(770,398)

Income Taxes	-	3,398

Net Loss	$(9,893)	$(773,795)

Notes:
(1) - $9.8 million write-off of accrued straight line and deferred rent liabilities offset by the write-down of LFG’s investment in certain subsidiaries.
(2) - Non-cash amortization of deferred finance costs

(3) - Current period gain is related to the sale of LoanCare Servicing Center, Inc. and LC Insurance Agency, Inc. (together, “LoanCare”) to Fidelity National Title Insurance Company (“Fidelity”). Prior period loss of $759 million is related to the sale of certain subsidiaries to Fidelity as part of the Stock Purchase Agreement dated December 22, 2008.

LandAmerica Financial Group, Inc.		ACCRUAL BASIS - 3
Schedule of Cash Receipts and Disbursements
For the Month Ending May 31, 2009
Case No: 08-35994
($ thousands)

	May ‘09	Cumulative
Opening Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$67,677	$2,774
Underwriters	18,043	(9,832)
Retained subsidiaries	2,258	-

Opening Cash	87,978	(7,058)

Cash Receipts

Collections received for the benefit of;
Underwriters[1]	-	138,020
Retained subsidiaries [2]	1,318	39,610

Payment reimbursements by;
Underwriters[1]	-	122,125
Retained subsidiaries [2]	11,325	130,349

Proceeds from sale of the Underwriting businesses;
LandAmerica Financial Group, Inc.	-	75,539
Retained subsidiaries	-	-

Proceeds from sale of LandAmerica Valuation Corporation	-	202

Other Receipts	1,222	9,309

Total Receipts	13,865	515,154

Cash Disbursements

Related to LandAmerica Financial Group, Inc.
Payroll & related expenses	779	3,539
Rent & other occupancy costs	433	2,900
Insurance	-	1,284
Leases	171	880
Information Technology & support services	267	457
Payables	611	1,578
Professional Fees	4,839	13,968
Return of Funds - Underwriters [3]	2,117	2,117

Other	-	1,419

Total	9,218	28,142

Payments made for the benefit of;
Underwriters[1,4]	(595)	231,675
Retained subsidiaries [2]	12,509	167,567

Total Disbursements	21,132	427,384

Net Cash Flow	(7,267)	87,770

Ending Cash and Cash Equivalents	$80,712	$80,712

Ending Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$61,799	$61,799
Underwriters	16,521	16,521
Retained subsidiaries	2,392	2,392

Total	$80,712	$80,712

Notes:
1 - Represents cash activity on behalf of subsidiaries that were acquired by Fidelity on December 22, 2008
2 - Represents cash activity on behalf of subsidiaries that were retained by LandAmerica Financial Group, Inc.

3 - Reflects the return of funds to the underwriters for funding they provided to LandAmerica Financial Group, Inc for outstanding checks that did not clear LandAmerica Financial Group’s bank accounts.

4 - Includes $2.1 million of outstanding LFG checks that were voided and will be reissued by the underwriters. See also note 3.

CASE NAME: LandAmerica Financial Group, Inc. et al.					ACCRUAL BASIS-4
CASE NUMBER: 08-35994

			SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT
1.	0-30		-
2.	31-60		-
3.	61-90		-
4.	91+		-
5.	TOTAL ACCOUNTS RECEIVABLE		-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		-	-	-	-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	MAY 2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER	$ -	-	-	-	$ -
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE	$ -	$ -	$ -	$ -	$ -

STATUS OF POSTPETITION TAXES				MONTH:	MAY 2009

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**		-	561,025	561,025	-
2.	FICA-EMPLOYEE**		-	402,325	402,325	-
3.	FICA-EMPLOYER**		1,558,185	402,308	1,960,494	-
4.	UNEMPLOYMENT		(565,983)	1,585	(564,398)	-
5.	INCOME		-	-	-	-

6.	OTHER (ATTACH LIST)	-	-	-	-
7.	TOTAL FEDERAL TAXES	992,202	1,572,684	1,122,244	-
STATE AND LOCAL
	WITHHOLDING	-	179,492	179,492	-
9.	SDI/UC	-	15,671	15,671	-
10.	SALES	-	-	-	-
11.	EXCISE	-	-	-	-
12.	UNEMPLOYMENT	-	15,976	15,976	-
13.	REAL PROPERTY	-	-	-	-
14.	PERSONAL PROPERTY	-	-	-	-
15.	OTHER (ATTACH LIST)	-	-	-	-
16.	TOTAL STATE & LOCAL	-	269,656	269,656	-
17.	TOTAL TAXES	992,202	1,842,340	1,391,900	-

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating
	report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: LandAmerica Financial Group, Inc. et al.				ACCRUAL BASIS-5
CASE NUMBER: 08-35994

The debtor in possession must complete the reconciliation below for each bank account,

including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	MAY 2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		SEE EXHIBIT A
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 80,711,600
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND				$ -

13.	TOTAL CASH - END OF MONTH				$ 80,711,600

CASE NAME: LandAmerica Financial Group, Inc. et al.						EXHIBIT A
CASE NUMBER: 08-35994						May 31, 2009

G/L Acct #	Bank/Institution	Description	Account Number	Bank Balance	GL Balance	Reconciled as of 05/31/09
Cash
10115	Bank of America	Depository Account	4111809057	47,918	47,918	Y
10145	Bank of America	Disbursement Account	7313701365	130,098	30,662	Y
10150	Citibank	Depository Account	9945360647	5,611,293	5,611,293	Y
10175	Sun Trust	Business Checking	8800603980	118,848	(4,094,126)	Y
10301	Bank of America	Business Checking	480112398	3,524,852	3,407,804	Y
10775	Bank of America	Business Checking	1257105449	10,307,966	10,307,966	Y
10776	Bank of America	Business Checking	1257105463	349,358	349,358	Y
10182	Bank of America	Business Checking	1257109206	4,109,549	(767,497)	Y

	Total Cash			$ 24,199,880	$ 14,893,377

Cash Equivalents
11255	Citibank Smith Barney	Money Market Investments	170-09815	65,818,223	65,818,223

	Total Cash Equivalents			65,818,223	65,818,223

Total Cash and Cash Equivalents				$ 90,018,103	$ 80,711,600

The following bank accounts were closed in the month of May
10121	SunTrust	Business Checking	8801884902	-	-
10125	Sun Trust	Business Checking	8800603469	-	-
10130	Sun Trust	Business Checking	1000032219734	-	-
10135	SunTrust	Business Checking	8800731724	-	-
10172	Wachovia	Business Checking	2000010970173	-	-
10100	Sun Trust	Business Checking	1000032220310	-	-
11254	SunTrust	Ridgeworth Money Mgmt Fund	8801884902-002	-	-

CASE NAME: LandAmerica Financial Group, Inc. et al.					ACCRUAL BASIS-6
CASE NUMBER: 08-35994

				MONTH:	MAY 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID

TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)

AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF

COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	SEE EXHIBIT B
2.
3.	TOTAL PAYMENTS
TO INSIDERS (1)			$ 20,400	$ 167,588

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID * (4)
1.	Williams Mullen (2)			$ 30,265	$ 30,265	$ 5,312
2.	Williams Mullen (3)	05/18/2009	197,917	29,043	197,917	-
3.	ZolfoCooper (2)			1,103,225	4,084,980	-
4.	McGuire Woods (2)			602,036	602,036	104,645
5.	McGuire Woods (3)	05/18/2009	2,183,773	315,168	2,183,773	-
6.	Willkie Farr (2)			506,136	506,136	86,344
7.	Willkie Farr (3)	05/18/2009	2,293,475	335,608	2,293,475	-
8.	Epiq (2)			169,651	461,038	-
9.	Alvarez & Marsal (2)			180,437	180,437	29,592
10.	Alvarez & Marsal (3)	05/20/2009	794,713	114,604	794,713	-
11.	LeClair Ryan (2)			149,106	149,106	24,447
12.	LeClair Ryan (3)	05/20/2009	548,334	80,465	548,334	-

13.	Bingham McCutchen (3)	05/20/2009	1,846,862	1,182,291	1,846,862	-
14.	TOTAL PAYMENTS		$ 7,865,074	$ 4,798,036	$ 13,879,073	$ 250,340
TO PROFESSIONALS

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND PENDING APPROVAL

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.			$ -	$ -	$ -
2.
3.	TOTAL		$ -	$ -	$ -

(1)

Effective February 1, 2009, all employees of LandAmerica Financial Group, Inc. (“LFG”) and its affiliates (collectively with LFG, “LandAmerica”) who were previously employed by Lawyer’s Title Insurance Corporation (“LTIC”) became employees of LFG. All payments referenced were made in accordance with LandAmerica’s cash management system as fully described in LFG’s Motion for Order Authorizing: (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code and as approved by the Bankruptcy Court’s December 2, 2008 Order Authorizing (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to B

During the month of May 2009, LFG made ordinary course payments for directors' fees and reimbursable expenses of $18,700. See Exhibit B. Ordinary course employee salary, benefits, and reimburseable expenses have been excluded. No other payments have been made to insiders during the reporting period.

(2)

Fees and expenses paid in accordance with the Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008 and/or the professionals respective retention orders.

(3)

Interim compensation and expense reimbursement authorization for the period November 26, 2008 through February 28, 2009. Payments in May 2009 represent the 15% holdback of fees for the period authorized.

(4)

Total incurred and unpaid represents 15% holdback of fees as required per Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008.

CASE NAME: LandAmerica Financial Group, Inc. et al.			EXHIBIT B
CASE NUMBER: 08-35994			MAY 2009

Name	Type of Payment	Current Month	Cumulative Case to Date

Janet A. Alpert	Reimbursable Travel Expenses	$ -	$ 566
Janet A. Alpert	Directors' Fees	-	6,375
Michael Dinkins	Directors' Fees	-	1,700
Charles Foster	Directors' Fees	-	1,700
John P. McCann	Directors' Fees	5,100	22,950
Dianne M. Neal	Reimbursable Travel Expenses	-	1,268
Dianne M. Neal	Directors' Fees	-	5,100
Robert F. Norfleet	Directors' Fees	-	22,525
Robert T. Skunda	Directors' Fees	5,100	22,950
Julious P. Smith	Directors' Fees	-	1,700
Thomas G. Snead	Directors' Fees	5,100	33,576
Dr. Eugene P. Trani	Directors' Fees	-	6,375
Dr. Eugene P. Trani	Directors' Deferral Plan	-	4,498
Gale K. Caruso	Reimbursable Travel Expenses	-	1,302
Gale K. Caruso	Directors' Fees	-	7,650
Herbert Wender	Directors' Deferral Plan	-	2,907
Marshall B. Wishnack	Reimbursable Travel Expenses	-	1,497
Marshall B. Wishnack	Directors' Fees	5,100	22,950

Total Cash:		$ 20,400	$ 167,588

CASE NAME: LandAmerica Financial Group, Inc. et al.		ACCRUAL BASIS-7
CASE NUMBER: 08-35994

	MONTH:	MAY 2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES		X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.

Pursuant to the Bankruptcy Court's April 21, 2009 Order (A) Approving: Sale of Debtors Stock in LoanCare Servicing Center, Inc., LC Insurance Agency, Inc., (together, "LoanCare") and Certain Tangible Assets and Related Stock Purchase Agreement, (II) Stalking Horse Protections and Sale Procedures, and (III) Form and Manner of Notice; and (B) Granting Related Relief, LFG sold its interest in LoanCare for $16.3 million in cash. Per the Bankruptcy Court's May 28, 2009 Order Pursuant to bankruptcy Rule 9019(a) Authorizing and Approving Settlement Agreement by and among LandAmerica Financial Group, Inc., the Official Committee of Unsecured Creditors of LandAmerica Financial Group, Inc., and the Pension Benefit Guaranty Corporation ("PBGC"), 30% of the LoanCare sales proceeds, net of selling costs are to be put in escrow for the benefit of the PBGC.

The Debtor initiated various de minimus asset sales for such items as fixed assets and miscellaneous other assets in accordance with the Bankruptcy Court's Order Authorizing and Approving Expedited Procedures for the Sale, Transfer or Abandonment of De Minimus Assets dated April 22, 2009.

2.

Pursuant to the LFG Cash Management Order, the Debtor is authorized to continue using its existing prepetition bank account and cash management system. All postpetiton disbursements have been in accordance with the LFG’s cash management system and the LFG Cash Management Order.

	3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
	4.	In May 2009, LFG recorded $9.8 million to write off accrued straight line and deferred rent liabilities.
12.

Effective February 1, 2009, all employees of LandAmerica who were previously employed by LTIC became employees of LFG. Pre and Postpetition wages associated with these employees has been paid by LFG in accordance with LandAmerica’s cash management system, the LFG Cash Management Order and the Prepetition Wage Order.

INSURANCE
			YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN

CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION

BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

N/A

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS-8
CASE NUMBER: 08-35994

		MONTH:	MAY 2009

	INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Commercial Umbrella $35 mil Primary	Zurich	10/1/08-10/1/09	$ 109,686	AT INCEPTION
Commercial Umbrella 1st Excess $40mil	FFIC	10/1/08-10/1/09	44,100	AT INCEPTION
Commercial Umbrella 2nd Excess $25mil	Travelers	10/1/08-10/1/09	22,400	AT INCEPTION
Dir & Off $15M Primary	HCC	10/30/08-10/30/09	995,000	AT INCEPTION
Dir & Off $15M 1st Excess	Zurich	10/30/08-10/30/09	845,750	AT INCEPTION
Dir & Off 2nd Excess	CNA PRO	10/30/08-10/30/09	718,887	AT INCEPTION
Dir & Off 3rd Excess	Allied World	10/30/08-10/30/09	611,000	AT INCEPTION
Dir & Off 4th Excess	Arch	10/30/08-10/30/09	611,050	AT INCEPTION
Dir & Off 5th Excess	AIG	10/30/08-10/30/09	514,254	AT INCEPTION
Dir & Off 6th Excess - Side A	Max Bermuda	10/30/08-10/30/09	350,000	AT INCEPTION
Dir & Off 7th Excess - Side A	Ariel Re	10/30/08-10/30/09	160,000	AT INCEPTION
Dir & Off 6-yr ERP Capital Title	St. Paul Mercury Ins Co.	10/06-10/12	239,889	AT INCEPTION
E&O Employed Lawyers	Illinois Union Ins.	11/11/08-11/11/09	91,828	AT INCEPTION
Misc. E&O	Illinois Union Ins.	12/31/08-12/31/09	392,117	AT INCEPTION
Crime (Primary)	RLI Insurance Company	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (1st Excess)	Westchester Fire	12/31/08-12/31/09	9,000	AT INCEPTION
Crime (2nd Excess)	Liberty Mutual	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (3rd Excess)	U.S. Specialty	12/31/08-12/31/09	77,613	AT INCEPTION
Centennial Bank Fidelity Bond	Chubb	12/31/08-12/31/09	9,000	AT INCEPTION
Fiduciary Primary	Arch Ins. Co.	12/31/08-12/31/09	175,000	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Contractors Pollution	Illinois Union Ins.	12/31/08-12/31/09	157,526	AT INCEPTION
Group Personal Excess	Chubb	10/1/08-10/1/09	17,760	AT INCEPTION
Commercial Package	Lexington	10/1/08-10/1/09	220,860	AT INCEPTION
General Liability	Sentry	10/1/08-10/1/09	80,844	AT INCEPTION
Workers Comp Ded. Monthly Instal.	Sentry	10/1/08-10/1/09	364,708	MONTHLY
Workers Comp Retro Monthly Instal.	Sentry	10/1/08-10/1/09	38,567	MONTHLY
Mortgage Protection	Zurich	10/1/08-10/1/09	500	AT INCEPTION

The following policies were terminated during May 2009.

Aviation - Commercial	USAIG	11/16/08-11/16/09	27,450	AT INCEPTION